Exhibit No. 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Advanced Photonix, Inc. (the ~~“~~Company~~”~~) on Form 10-K for the fiscal year ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the ~~“~~Report~~”~~), I, Richard D. Kurtz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2010
/s/ Richard Kurtz
Richard Kurtz
Chief Executive Officer

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